                           ASCEND ACQUISITION CORP.

                                               _____________ ___, 2006

400 Building LLC
435 Devon Park Drive, Building 400
Wayne, Pennsylvania 19087

Gentlemen:

         This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of Ascend Acquisition Corp. ("AAC")
and continuing until the earlier of the consummation by AAC of a "Business
Combination" or AAC's liquidation (as described in AAC's IPO prospectus) (the
"Termination Date"), 400 Building LLC shall make available to AAC certain office space, utilities and secretarial support as may be required by AAC from time to time, situated at 435 Devon Park Drive, Building 400, Wayne, Pennsylvania 19087.
In exchange therefor, AAC shall pay 400 Building LLC the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination
Date.

                                       Very truly yours,

                                       ASCEND ACQUISITION CORP.

                                       By:
                                           -----------------------------------
                                           Name:  Don K. Rice
                                           Title: Chief Executive Officer

AGREED TO AND ACCEPTED BY:

400 BUILDING LLC

By:
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    Name:
    Title: